The Bond Fund of America® Summary Prospectus Supplement March 1, 2022 (for summary prospectus dated March 1, 2022)

The “Annual fund operating expenses” table in the “Fees and expenses of the fund” section is amended to read as follows.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A
Management fees	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.25	none	none	0.24
Other expenses	0.14	0.14	0.17	0.18	0.15	0.04	0.19
Total annual fund operating expenses	0.55	1.30	0.58	0.59	0.31	0.20	0.59

Share class:	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
Management fees	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Distribution and/or service (12b-1) fees	1.00	0.50	0.25	0.25	none	none	1.00
Other expenses	0.19	0.13	0.21	0.21[2]	0.17	0.11	0.14
Total annual fund operating expenses	1.35	0.79	0.62	0.62	0.33	0.27	1.30
Expense reimbursement	—	—	—	—	—	0.02[3]	—
Total annual fund operating expenses after expense reimbursement	1.35	0.79	0.62	0.62	0.33	0.25	1.30

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Distribution and/or service (12b-1) fees	0.75	0.60	0.50	0.25	none	none	none
Other expenses	0.39	0.24	0.19	0.14	0.18	0.09	0.04
Total annual fund operating expenses	1.30	1.00	0.85	0.55	0.34	0.25	0.20

[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.
[2]	Restated to reflect current fees.
[3]	The investment adviser is currently reimbursing a portion of the other expenses. This reimbursement will be in effect through at least March 1, 2023. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Keep this supplement with your summary prospectus.

Lit. No. MFGEBS-509-0322P CGD/AFD/10039-S88057

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY